AN INTRODUCTION TO BEAUTYHEALTH

MARCH 2022

BEAUTYHEALTH™

DISCLAIMER

This Presentation contains certain forward-looking statements. These statements may relate to, but are not limited to, expectations of future operating results or financial performance of The Beauty Health Company (the "Company"), the calculation of certain key financial and operating metrics, capital expenditures, the introduction of new products, expansion into new markets, projections of market opportunity and the ability to execute certain strategic initiatives. Some of the forward-looking statements can be identified by the use of forward-looking words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" and other similar expressions. These are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Presentation, and may include, without limitation, changes in general economic conditions as a result of COVID-19, all of which are subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute the Company's judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance that the expected results will be achieved. Many factors could adversely affect our business and financial performance. We discussed a number of material risks in our Prospectus filed pursuant to Rule 424(b)(5) of the Securities Act on July 26, 2021 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Description of Non-GAAP Financial Measures

In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non-GAAP financial measures such as adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when reviewed collectively with our GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to non-recurring, unusual items.

Management uses adjusted gross margin to measure profitability and the ability to scale and leverage the costs of Delivery Systems and Consumables. The continued growth of Delivery Systems is expected to improve adjusted gross margin, as additional Delivery Systems sold will increase our recurring Consumables net sales, which has higher margins. Management believes adjusted gross profit and adjusted gross margin are useful measures to the Company and its investors to assist in evaluating operating performance because they provide consistency and direct comparability with past financial performance and between fiscal periods, as the metrics eliminate the effects of amortization and depreciation, which are non-cash expenses that may fluctuate for reasons unrelated to overall continuing operating performance. Adjusted gross margin has been and will continue to be impacted by a variety of factors, including the product mix, geographic mix, direct vs. indirect mix, the average selling price on Delivery Systems, and new product launches. Management expects adjusted gross margin to fluctuate over time depending on the factors described above.

Management uses adjusted EBITDA and adjusted EBITDA margin to facilitate internal comparisons of historical operating performance on a more consistent basis and uses these measures for business planning purposes. Management also believes this information will be useful for investors to facilitate comparisons of operating performance and better identify trends in the business. Management expects adjusted EBITDA margin to increase over the long-term, as the Company continues to scale and achieve greater operating leverage. The Company calculates adjusted EBITDA as net income (loss) adjusted to exclude: change in fair value of public and private placement warrants, change in fair value of earn-out shares liability, other expense, net; interest expense; income tax benefit (expense); depreciation and amortization expense; stock-based compensation expense; foreign currency (gain) loss; management fees incurred from historical private equity owners; one-time or non-recurring items such as transaction costs (including transactions costs with respect to the Business Combination); and restructuring costs (including those associated with COVID-19).

ABOUT THE PRESENTERS



ANDREW STANLEICK
President and Chief Executive Officer

- Joined BeautyHealth in February 2022
- Former EVP Americas, Coty; CEO, Kylie Jenner Beauty
- Advised Kim Kardashian West on her KKW Beauty business
- President, COACH Europe and COACH Asia
- Unilever and L'Oréal sales and marketing roles (UK, France, Russia, Eastern Europe, SE Asia)

COTY KYLIE COSMETICS KKWBEAUTY COACH NEW YORK L'ORÉAL Unilever



LIYUAN WOO
Chief Financial Officer

- Joined BeautyHealth in September 2020
- Former COO and CFO of The VOID, a virtual reality entertainment company
- Served as CFO for SharkNinja, Gymboree, and bebe
- Deloitte M&A and Financial Advisory Services

bebe Shark NINJA GYMBOREE Deloitte.

We are a category creator.

We are an omnichannel beauty, health, and wellness platform.

We are a connected community for those seeking to live their best lives.

We are reinventing the consumer's relationship with their skin and self-confidence.

We are BEAUTYHEALTH™

DEFINING THE BEAUTY HEALTH INDUSTRY

MEDICAL AESTHETICS

Corrective and more invasive

Injectables, energy-based devices, and treatments in a clinical setting

TRADITONAL BEAUTY

Widely accessible, over-the-counter

Topicals, supplements, digital tools

BEAUTY HEALTH

SKIN HEALTH

WE ARE AN AND COMPANY, NOT AN OR COMPANY

Consumers seek approachable and effective solutions that bridge the gap between non-invasive and invasive options

95% of HydraFacial customers use other treatments in a year



NON-INVASIVE
INVASIVE
Medical grade skincare
Light therapy
Basic facial
Micro derma-brasion
Micro-needling
Chemical peels
Lasers
Injectables
Non-surgical face lifts
Plastic surgery

EXPANDING DEMOGRAPHICS

Consumers are more diverse across genders and are increasingly younger, offering a significant market opportunity

GENERATIONS

Over **30%** of customers at beauty retailers (Ulta, Sephora, etc.) are under 24

GENDERS

Providers predict **~2x** growth in male mix of total facial patients

GEOGRAPHIES

~70% of global population resides in Asia & Europe, representing substantial growth opportunity

Source: Third party research 2019 reflecting pre-COVID conditions; United Nations, Department of Economic and Social Affairs, Population Division (2019). World Population Prospects 2019, Online Edition. Rev. 1

BEAUTY HEALTH SPANS MASSIVE GLOBAL OPPORTUNITIES…


Wellness
~$1,500B
5-10% growth
Personal Care & Beauty
~$955B
8% growth
Skincare
~$155B
5% growth
Haircare
~$95B
3% growth
Spa Services
~$47.5B
~12% growth
Aesthetics
~$12B
~11% growth

Source: McKinsey & Company for 2021 estimated wellness market size and growth; Global Wellness Institute for 2020 estimated personal care & beauty market size and growth; Statista for 2021 estimated market size for skincare and haircare and growth; Grand View Research for 2020 estimated spa market size and growth; Vantage Market Research for 2022 estimated market size and growth

…WITH NO SHORTAGE OF POTENTIAL CHANNELS

Medical



Dermatologists



Medical Spas



Plastic and Aesthetic Surgeons

Non-Medical



Beauty Retail



Experiential Retail



Gyms / Studios



Hotels / Resorts



Non-medical Spas



Travel Retail

CREATING THE CATEGORY WITH OUR FLAGSHIP BRAND




face life
face first


IT'S
GLOW
TIME

hydrafacial®

BEAUTYHEALTH

Cleanse. Extract. Hydrate.

A highly effective, non-invasive and approachable experience.

Appropriate for all ages, genders, skin tones, and skin types.

Omnichannel distribution where consumers live, work, and play.

3 steps. 30 minutes. Best skin of your life.

$200
Average cost to consumer

~5 month
Average Delivery System payback period

40
NPS among consumers Higher than Botox

Millions
Experiences provided per year

Source: Third party research 2019 reflecting pre-COVID conditions

THE HYDRAFACIAL ECONOMIC MODEL


3
Provider delivers HydraFacial experience to consumer
1
Delivery System sold to provider
2
Consumables purchased by provider

- First-time buyers
- Existing providers buying additional Delivery Systems
- Existing providers upgrading older Delivery Systems

1. Provider purchases a Delivery System, empowering them to offer HydraFacial experiences to their consumers
2. Each HydraFacial experience requires the use of consumables (tips, solutions, serums)
   - These consumables are sold exclusively by BeautyHealth to our providers
3. Provider markets HydraFacial experiences to their consumers
   - BeautyHealth drives additional consumer awareness with marketing activation, pushing incremental demand to our providers
   - Consumers re-visit for recurring HydraFacial experiences (our superconsumers visit 8x / year)
   - Provider recognizes high ROI realized by offering HydraFacial experiences, leading to additional Delivery System purchases

Glossary of Key Performance Indicators

- Delivery System ASP: Average sale price for a Delivery System
- Delivery Systems Sold: Number of Delivery Systems sold during a period
- Install Base: Total number of Delivery Systems actively employed by providers to offer experiences to consumers

THE MASTER PLAN

- Expand our footprint by selling innovative products and connected experiences to providers and consumers
- Invest in our providers, especially the trusted a/esthetician, turning them into brand evangelists and advocates providing first-class experiences
- Nurture direct relationships with our consumers, building brand awareness and driving them to our trusted community
- Build our global infrastructure and a connected technology platform to fuel growth and community engagement
- Supercharge our platform with targeted acquisitions to complement our portfolio and spin our flywheel faster

Meet Syndeo.

HydraFacial REIMAGINED

LAUNCHED MARCH 2022



- CONNECTED TECHNOLOGY
- APP INTEGRATION
- EASE OF USE IMPROVEMENTS
- HOME EXTENSION

OUR COMPETITIVE EDGE: THE CONNECTED COMMUNITY

20,399
Delivery System Install Base

80
NPS among a/estheticians

98%
"Worth It" Rating on RealSelf

40
NPS among consumers Higher than Botox

- Become a top educator and deployer of beauty health professionals, empowering providers with knowledge of our products, experiences, and industry to propel careers
- Host education workshops and events at HydraFacial Experience Centers to generate loyalty and brand affinity


THE BEAUTYHEALTH COMMUNITY
Educate
Activate
Expand
PROVIDERS
3 Steps. 30 Minutes. The Best Skin Of Your Life.
CONSUMERS
You have to get it to get it.
PARTNERS
Found where you live, work, and play.

- Raise brand awareness and activate consumers to generate increased traffic to our provider network
- Engage with consumers – the average HydraFacial consumer receives multiple experiences per year

LOVED AROUND THE WORLD… AND NEAR YOU

Office & Assembly Facility, Long Beach, CA



London HFX Experience Center


Glow Getter

Shanghai HFX Experience Center




Direct
Distributor
HFX Experience Center

90+
Countries and Territories Worldwide

20,399
Delivery System Install Base

GOING GLOBAL

- Develop international commercial organization to drive expansion and position as category creator
- Establish coverage in key cities in direct markets
- Focus on consumer through marketing strategy and programs to maximize awareness and demand
- Integrated social media: engage, amplify, aspire

Estimated market opportunity by region[1]



Asia Pacific	North America	Europe	RoW[2]
43%	24%	22%	11%

Nearly 2x North America opportunity


Beijing
Paris
海菲秀
LIVE WORK PLAY
Shanghai
Singapore
Tokyo
LDN
FLAGSHIP
London

[1] Statista estimates of global cosmetic market in 2020 as proxy; [2] RoW = Rest of World

ACQUISITIONS: ENHANCING THE FLYWHEEL


MEDICAL
AESTHETICS
TRADTIONAL
BEAUTY
WELLNESS

Acquisition criteria

1. Differentiated product or service / high Net Promoter Score
2. Complementary to our existing platform and community, leveraging the trusted a/esthetician
3. Financially attractive profile via compelling revenue growth, recurring revenue characteristics, or profitability

COMPELLING FINANCIAL PROFILE

Net sales by region ($mm)



Americas
EMEA
APAC
FY21 vs FY19 growth
$166.6
13.8
28.4
122.4
2019
$119.1
14.5
23.2
81.5
2020
+118.3% YoY
$260.1
43.7
47.0
169.4
2021
+56.2%
+176.6%
+65.2%
+38.4%

Net sales by segment ($mm)



Delivery Systems
Consumables
$166.6
85.2
81.4
2019
$119.1
65.7
53.4
2020
$260.1
120.6
139.5
2021

Gross margin



63.9%
56.4%
69.9%
2019
2020
2021
GAAP Gross Margin
70.7%
65.5%
74.0%
2019
2020
2021
Adjusted Gross Margin[1]

Net loss ($mm)



$1.6
2019
$29.2
2020
$375.1
2021

Adjusted EBITDA ($mm)[1]



% margin
$36.7
22.0%
2019
6.5%
$7.7
2020
+323.5% YoY
$32.7
12.6%
2021

$901.9mm
Cash and cash equivalents (12/31/21)

$22,080
Delivery System ASP (2021)

6,191
Delivery Systems Sold (2021)

20,399
Install Base (2021)

[1] Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure
Note: Totals may not sum and percentages may not recalculate due to rounding

LED BY A VISIONARY MANAGEMENT TEAM



ANDREW STANLEICK
President and Chief Executive Officer

COTY KYLIE COSMETICS
KKWBEAUTY
L'ORÉAL COACH NEW YORK Unilever



LIYUAN WOO
Chief Financial Officer

bebe Deloitte.
GYMBOREE Shark | NINJA



JWALA KARNIK, MD
EVP, Global Strategy & Partnerships

SUNEVA MEDICAL iovera°
VERSANT McKinsey &Company



BEN BAUM
Chief Experience Officer

TORRID Google BCG BOSTON CONSULTING GROUP
TAILORED BRANDS TARGET.



INDRA PAMAMULL
President of APAC

KENDO ONSEN JAPONICA
DAVID JONES ESTÉE LAUDER



STEPHAN BECKER
President of EMEA

kao COTY
P&G Beiersdorf



DAN WATSON
EVP, Sales Americas

stryker ORATECH
Ethicon Endo-Surgery



KELLIE SEARS
Chief Human Resources Officer

AskBio Allergan Pfizer



PAUL BOKOTA
VP & General Counsel

Spectrum Brands TOSHIBA
JamesHardie

KEY INVESTMENT HIGHLIGHTS

BEAUTYHEALTH™

1. Category creating products and experiences
2. Consumer and provider loyalty
3. Engaging and connected platform
4. Multi-dimensional growth opportunities
5. Compelling economic profile
6. Differentiated technology
7. Experienced management and board


BEAUTY IS
A FEELING
hydrafacial
hydrafacial


LOVED AROUND
THE WORLD
AND NEAR YOU


face life
face first

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES

Reconciliation of Gross Profit to Adjusted Gross Profit

	Year Ended December 31,		
($mm)	2021	2020	2019
Net sales	$260.1	$119.1	$166.6
Less: cost of sales	($78.3)	($51.9)	($60.1)
Gross profit	$181.8	$67.2	$106.5
Gross margin	**69.9%**	**56.4%**	**63.9%**
Adjusted to exclude the following:			
Stock-based compensation expense	0.4	-	-
Depreciation and amortization expense	10.3	10.8	11.3
Adjusted gross profit	$192.5	$78.0	$117.8
Adjusted gross margin	74.0%	65.5%	70.7%

Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDA Margin

	Year Ended December 31,		
($mm)	2021	2020	2019
Net sales	$260.1	$119.1	$166.6
Net income (loss)	(375.1)	(29.2)	(1.6)
Adjusted to exclude the following:			
Change in fair value of warrant liability	277.3	-	-
Change in fair value of earn-out shares liability	47.1	-	-
Depreciation & amortization expense	17.8	14.5	13.9
Stock-based compensation expense	12.4	0.4	0.1
Interest expense	11.8	21.3	17.1
Income tax benefit	(2.2)	(9.3)	(1.3)
Foreign currency loss, net	0.1	-	(0.2)
Other expense (income)	4.5	0.0	(0.5)
Management fees[1]	0.2	1.5	1.8
Transaction related costs[2]	34.9	4.2	1.7
Other non-recurring and one-time fees[3]	4.0	4.3	5.7
Adjusted EBITDA	$32.7	$7.7	$36.7
Adjusted EBITDA margin	12.6%	6.5%	22.0%

[1] Represents quarterly management fees paid to the former majority shareholder of the Company based on a pre-determined formula. Following the Business Combination, these fees are no longer paid.
[2] For the year ended December 31, 2021, such amounts primarily represent direct costs incurred with the Business Combination, including $21.0 million paid to the former owner of HydraFacial, and to prepare HydraFacial to be marketed for sale by HydraFacial's shareholders in previous periods.
[3] For year ended December 31, 2021, such costs primarily represent one-time retention awards related to the distributor acquisitions and executive recruiting and severance fees. For the year ended December 31, 2020, such costs primarily represent COVID-19 related restructuring cost of $3.2 million, including write-off of expired Consumables, discontinued product lines, human capital, cash management consultant fees, and, to a lesser extent, costs associated with a former warehouse and assembly facility during the transition period. For the year ended December 31, 2019, such costs include approximately $4.0 million related to the move from a former warehouse and assembly facility to a new warehouse and assembly facility, approximately $1.4 million to defend certain patents that were being infringed upon, and personnel costs associated with the restructuring of HydraFacial's salesforce, partially offset by a legal settlement received in favor of HydraFacial.

BEAUTYHEALTH™

WE ARE A CATEGORY CREATOR…

DEMONSTRATING EXCITING GROWTH…

USING A PROFITABLE & SCALABLE BUSINESS MODEL…

IN A MARKET WITH HUGE GLOBAL OPPORTUNITY.